Loan receivable	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Loan Receivable

13.Loan receivable

On July 23, 2020, the Group has entered into an investment agreement with Anze Premium Health and Beauty Pte. Ltd. (“Anze”), a company involved in the research and development of Chinese herbal medicine-based health and wellness products. The Group has committed to paying Anze up to US$30 million, comprising of up to US$15 million for an equity interest in Anze and up to US$15 million for zero coupon notes issued by Anze.

The convertible notes shall be repaid in installments starting in the 1st quarter of 2021 and ending in 2023. The Group has the right to convert the convertible notes into equity at predetermined valuations starting in 2021. However, the notes did not specify the conversion rate and the Group did not have any intention to amend the notes agreement with Anze to clarify the conversion term because the Group did not have any intention to exercise the conversion option. As a result, the Group accounted for the zero coupon notes as loan receivable.

As of December 31, 2020, the loan receivable balance amounted to $646,000 and the balance was repaid in full in January 2021. As of December 31, 2021, the loan receivable balance was nil.